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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                              --------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                  March 6, 2007
                Date of Report (date of earliest event reported)


                           NATIONAL DENTEX CORPORATION
             (Exact name of registrant as specified in its charter)

                        Commission file number 000-23092


                     MASSACHUSETTS                           04-2762050
                    (State or Other                       (I.R.S. Employer
                    Jurisdiction of                      Identification No.)
                    Incorporation or
                     Organization)


                     526 Boston Post                            01778
                   Road, Wayland, MA
                 (Address of Principal                       (Zip Code)
                   Executive Offices)

                                 (508) 358-4422
                (Registrant's Telephone No., including Area Code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 6, 2007, the Board of Directors of National Dentex Corporation ("National Dentex"), acting upon the recommendation of its Compensation Committee, approved bonus payments of $15,000 in respect of fiscal 2006 to each of Richard F. Becker, Jr. (Executive Vice President and Treasurer) and Wayne Coll (Vice President and Chief Financial Officer). The Board of Directors, upon recommendation of the Compensation Committee, also approved a $10,000 increase in Mr. Becker's base salary (to $230,000), effective as of March 12, 2007.

In addition, the Board of Directors, upon recommendation of the Compensation Committee, also approved salary increases effective as of March 12, 2007 and bonus payments for fiscal 2006 for certain other officers of National Dentex in the amounts set forth opposite their names below.

Name and Position                                             Salary Increase           2006 Bonus
-----------------                                             ---------------           ----------
Richard G. Mariacher, Vice President Technical Services       $5,000 (to $140,000)      $10,000
Lynn D. Dine, Vice President Research & Development           $10,000 (to $135,000)     $15,000
Dean A. Ribeiro, Vice President Client Relations              $10,000 (to $135,000)     $20,000
Douglas Baker, Vice President Operations                      None                      $15,000

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        NATIONAL DENTEX CORPORATION
                                        (Registrant)


March 12, 2007

                                        By:  /s/  RICHARD F. BECKER, JR.
                                           -------------------------------------
                                        Richard F. Becker, Jr.
                                        Executive Vice President and Treasurer